EXHIBIT 99.1

Contact:	Neenah Paper, Inc.
Bill McCarthy
Vice President – Financial Analysis and Investor Relations
678-518-3278

Neenah to Enhance Fine Paper Portfolio with

Purchase of Premium Brands From Wausau Paper

ALPHARETTA, GEORGIA — December 7, 2011 (NYSE:NP) — Neenah Paper, Inc. announced today it has signed a definitive agreement to purchase certain premium brands, including Astrobrights® and Royal, from Wausau Paper.  The transaction has been approved by the Boards of Directors of both companies and is subject to customary closing conditions. The purchase would be financed through existing credit facilities and operating cash flows. Closing is expected to occur on January 31, 2012 and additional details will be shared at that time.

“The purchase of these profitable brands is consistent with our stated intent to participate in the consolidation of the premium paper category when it can create significant value for our shareholders with minimal investment,” said John O’Donnell, Chief Executive Officer.  “The timing of this opportunity enables us to improve returns through greater utilization of our existing asset base and growth in new channels such as retail. In addition, our strategy and commitment remains to generate value by expanding in growth categories outside of paper.”

About Neenah Paper, Inc.

Neenah Paper is a leader in premium image and performance-based products, including filtration, specialized substrates used for tapes, labels and other products, and high-end printing papers. Products are marketed under well-known brands such as CLASSIC®, ENVIRONMENT®, CRANE®, SUNDANCE®,  KIMDURA®, Gessner®, JET-PRO® SofStretch(TM) and varitess®. Neenah Paper is headquartered in Alpharetta, Georgia and sells products in over 70 countries worldwide from manufacturing operations in the United States and Germany. Additional information about Neenah Paper can be found at the company’s web site, www.neenah.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the PSLRA. Any such forward-looking statements reflect our beliefs and assumptions and are based on information currently available to us and are subject to risks and uncertainties that could cause actual results to differ materially including, but not limited to: (i) changes in prices for pulp, energy, latex and other raw materials, (ii) worldwide economic conditions, (iii) U.S. dollar/Euro and other exchange rates, (iv) significant capital and credit market volatility, (v) the availability of raw materials, (vi) unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and (vii) the ability of the company to realize anticipated cost savings. These and other factors that could cause or contribute to actual results differing materially from any forward-looking statements are discussed in more detail in our other filings with the Securities and Exchange Commission.  Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.  These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Neenah Paper, Inc. cautions investors that any forward-looking statements we make are not guarantees or indicative of future performance.